Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Natasha Giordano, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of PLx Pharma Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2021	By:	/s/ Natasha Giordano
Natasha Giordano
President and
Chief Executive Officer
(principal executive officer)